UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 14, 2009
Date of earliest event reported: October 8, 2009

Medis Technologies Ltd.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-30391 (Commission File No.)	13-3669062 (IRS Employer Identification No.)

805 Third Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number:  (212) 935-8484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

As previously disclosed, in June of 2009, Medis Technologies Ltd. (“Medis”) entered into an agreement with Volation Capital Partners, LLC (“Volation”) pursuant to which Medis issued Volation shares of Medis Series B Preferred Stock.  Subsequent to this issuance, Medis informed Volation that it was completely severing its relationship with Volation and would no longer engage in any transactions with Volation.

On September 16, 2009, Medis issued and sold a secured convertible promissory note and common stock purchase warrants to a non-affiliated investor.  Subsequently, Volation informed Medis that Volation believed that such issuance violated the terms of its agreement with Medis, and that further transactions with this non-affiliated investor would violate the terms of a non-disclosure and exclusivity agreement previously entered into between Medis and Volation.  On October 8, 2009, Volation served Medis with a lawsuit in Los Angeles Superior Court alleging breach of contract.  On October 9, 2009, Medis and Volation entered into a settlement agreement that provided for the dismissal of this lawsuit in exchange for the issuance to Volation of 1,232,541 shares of Medis common stock.  On October 9, 2009, the presiding judge in the litigation entered an order approving the settlement, pursuant to which the settlement agreement became binding on Medis and Volation, and, on October 12, 2009, the settlement shares were issued to Volation.

A copy of the settlement agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The terms and conditions of the issuance of the settlement shares were approved, after a hearing upon the fairness of such terms and conditions at which Volation had the right to appear.  The issuance of the settlement shares was exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 3(a)(10) of such Act.

Item 3.02. Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Report is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Settlement Agreement and Release

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements.  Investors are cautioned that forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward-looking statements.  Such risks include, but are not limited to, the risks and uncertainties outlined in Medis’ documents filed with the SEC.  All forward-looking statements and other information in this Current Report on Form 8-K are based upon information available as of the date of this Report.  Such information may change or become invalid after the date of this Current Report, and, by making these forward-looking statements, Medis undertakes no obligation to update these statements after the date of this Current Report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2009

MEDIS TECHNOLOGIES LTD.

By:	/s/ Stephen Crea
Name: Stephen Crea
Title: Chief Financial Officer